UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

INTERNET ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

California	333-122563	20-0624181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Creekside Ct. E. Huntertown, Indiana	46748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:(260) 385-0338

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Internet Acquisition Group, Inc. (“IAG”, “we”, “us” or the “Company”) files this report on Form 8-K to report the following:

Item 1.01 Entry into a Material Definitive Agreement

Our discussion under Item 5.01 of this Current Report is hereby incorporated by this reference.

Item 5.01 Changes in Control

On June 29, 2007, Dr. Huakang Zhou, and Mr. Matt Lettau entered into a Share Purchase Agreement. Pursuant to the terms of the Stock Purchase Agreement, on June 29, 2007 Dr. Zhou purchased 41,270,000 shares of our common stock (the “Control Block”) from Mr. Lettau for cash consideration of $450,000 in a private purchase transaction.  The 41,270,000 shares purchased by Dr. Zhou represent approximately 59% of our issued and outstanding common stock and provides him with control of the Company.  Following the sale of his shares to Dr. Zhou, Mr. Lettau, our former majority shareholder, no longer holds any shares of Company stock

On July 27, 2007, a restated Share Purchase Agreement was entered into by Dr. Zhou, Mr. Lettau and the Company.  Pursuant to the restated Stock Purchase Agreement, Mr. Lettau will continue to serve as our President, Secretary and Treasurer for at least three months commencing on July 27, 2007 and will be entitled to receive $3,000 per month for his services to the Company during this period.  During this three month period, Mr. Lettau will continue to prepare and file all reports required to be filed by the Company for so long as Dr. Zhou requests and shall also provide such additional assistance with the business and affairs of the Company as Dr. Zhou or the Company may request from time to time.

Dr. Zhou purchased the Control Block with the intention of having the Company complete a reverse acquisition of a private Chinese company, China Renyuan International, Inc., a Delaware corporation (“China Renyuan”), on terms to be determined.  Dr. Zhou is President of China Renyuan.  China Renyuan is a holding company whose primary asset is its wholly owned subsidiary, Renyuan Bio-Chemicy Co., (“Renyuan Bio-Chemicy”), a private Chinese company located in Jizhou City High & New Tech Industrial Park, in China’s Hebei Province.  China Renyuan produces batteries and is engaged in biochemical research.  The purpose of the proposed reverse acquisition transaction is to provide China Renyuan and its operating subsidiary with access to the capital market provided by the Company’s quotation on the OTC Bulletin Board  as well as to adding  value to the Company through the acquisition of China Renyuan’s assets.

However, no definitive agreement has been reached with China Renyuan and the Company cannot provide any assurance that any such agreement will be entered into.  In the event that the Company does not consummate a reverse acquisition of China

Renyuan, the Company intends to seek other candidates for a reverse acquisition.

Because the Company possesses only nominal operations and assets, any reverse acquisition, whether with China Renyuan or with any other company with existing operations,  is likely to result in the issuance of additional securities to China Renyuan, and/or its affiliates which will cause immediate and substantial dilution to our existing shareholders.  Following any such reverse acquisition, it is estimated that existing shareholders will hold only 1% or less of the Company’s outstanding shares, with the remaining 99% held by shareholders of the acquired company.  In connection with any such transaction, it is likely the Company may effect a reverse split of its common stock, increase its shares of authorized common stock, authorize and issue one or more classes of preferred stock.  Additionally, it is expected that in connection with such a transaction, Mr. Lettau will resign as our sole officer and director and new officers and directors would be appointed or elected.

It is understood between Dr. Zhou and our management that new directors and officers will be appointed in the future, concurrent with Mr. Lettau resigning from his officer and director positions.  It is anticipated that the new officers and directors will be appointed at the closing of a reverse acquisition with China Renyuan, should such transaction occur.  As of the date of this report, no persons have been nominated or chosen to become new officers or directors.

FORM 10-SB INFORMATION

.

ITEM 1. DESCRIPTION OF BUSINESS

Business Development

Internet Acquisition Group, Inc. (“IAG”) is a development stage company incorporated in the State of California in January of 2004.  The original concept of the company was to acquire existing Internet based businesses (hence the word “Acquisition” in the company name) and achieve economies of scale and develop cross-marketing opportunities between these businesses.

Following a failed merger, the business plan was revised to focus on developing Internet based businesses.  With the minimal barriers to entry for Internet based businesses, IAG determined that it was more cost-effective to develop its business rather than to seek to acquire existing businesses.   As a result, IAG developed three online stores that were fully functional websites with the ability to place orders through a secure shopping cart/checkout process.  The three different internet stores for marketing, selling and distributing products included an electronics store, a DVD movie store, and a specialty giftshop.

For operating these websites, IAG relied on a virtual operating model that included outsourcing the majority of its operating infrastructure to distribution and fulfillment companies.  We entered into an agreement with Dynamic Storefront to facilitate all our needs with regards to maintaining inventory, providing our ordering system to the consumer, and shipping the products directly from their warehouse.  Unfortunately as of December 31, 2006, IAG had to sever its relationship with Dynamic Storefront and shut down its Internet stores due to problems with the fulfillment of orders under this agreement.

Towards the end of 2006, IAG launched a new professional services business specializing in professional purchasing management for clients.    Initially, IAG has focused its attention on the purchasing and management of electronic goods and software specific to our clients’ needs.

On June 29, 2007 and as discussed above, Dr. Huakang Zhou acquired control of IAG by purchasing the Control Block from Mr. Lettau in a private purchase transaction.  Dr. Zhou purchased the Control Block with the intention of having the Company effect a reverse acquisition of China Renyuan on terms to be determined.  Currently the Company intends to discontinue pursuing its professional services business and focus on negotiating terms for a reverse acquisition arrangement with China Renyuan or another suitable candidate.

Our Business

IAG has discontinued its professional purchasing management services and does not anticipate generating further revenues of any significance from this line of business. IAG intends to focus on negotiating a reverse acquisition of China Renyuan.  China Renyuan was introduced to us by Dr. Zhou.  China Renyuan is a private company located in Jizhou City High & New Tech Industrial Park, in China’s Hebei Province.  China Renyuan produces batteries and is engaged in biochemical research.  However, no definitive agreement has been reached with China Renyuan and the Company cannot provide any assurance that any such agreement will be entered into.  In the event that the Company does not consummate a reverse acquisition of China Renyuan, the Company intends to seek other candidates for a reverse acquisition.

Personnel

We are a development stage company and currently have only one part-time employee, Matt Lettau, who is also our sole officer and director.  In the event, we consummate a reverse acquisition with another company we anticipate that new officers and directors will be appointed or elected and that other personnel will be hired as needed.

ITEM 2.  PLAN OF OPERATION

Goals and Objectives

As discussed above, IAG has discontinued its professional services business and plans to instead negotiate a definitive agreement for the reverse acquisition of China Renyuan.  In the event that IAG is unable to consummate a reverse acquisition of China Renyuan, IAG plans to seek other candidates for a reverse acquisition.

Satisfaction of our cash obligations for the next 12 months

From July 27, 2007 until October 27, 2007, we are responsible for paying Mr. Lettau $3,000 per month pursuant to the terms of the Stock Purchase Agreement, as discussed above. Additionally, we expect to incur expenses in connection with complying with our SEC reporting obligations and in attempting to consummate a reverse acquisition. We expect these expenses to consist primarily of legal expenses and accounting fees.

The Company does not have sufficient funds to meet its capital requirements for the next twelve months.  As the Company currently has no funds, we will need immediate infusions of capital in order to meet our capital requirements.  It is our expectation that Dr. Zhou will advance funds to the Company, or assist the Company in facilitating the advance of funds to the Company to cover our cash requirements for at least the next three months. However, we have no written arrangement with Dr. Zhou regarding future funding and can provide no assurance that any such funds will be forthcoming, or on what terms such funds me be offered. In the event the Company does not receive additional funds, the Company will not be able to pursue a reverse acquisition with China Renyuan or other companies, nor would the Company be continue to meet its SEC reporting obligations.  Following a reverse acquisition, the new management of the Company would need to arrange for future funding of the Company.

Summary of any product research and development that we will perform for the term of the plan.

Prior to a reverse acquisition, we do not anticipate performing any significant product research and development under our plan of operation and cannot predict what product research and development would be performed following a reverse acquisition.

Expected purchase or sale of plant and significant equipment.

Prior to a reverse acquisition, we do not anticipate the purchase or sale of any plant or significant equipment and cannot predict whether any such purchase or sale might occur following a reverse acquisition.;

Significant changes in number of employees.

The number of employees required to operate our business is currently one part time individual. In the event we consummate a reverse acquisition, we expect the new management of the Company may hire additional employees on an as-needed basis.

Going Concern

From the inception of the IAG, we have incurred losses each year. The ability of IAG to continue as a going concern is dependent upon its ability to raise additional capital and/or consummate a reverse acquisition of a company that provides sufficient operating revenues to fund our expenses.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies and Estimates

Revenue Recognition: We are currently a developmental stage company and have not recognized significant revenues to date.  We will recognize revenue as clients are billed for services rendered.  We will primarily derive our revenues from the sales professional business services in the purchasing and management of specialized equipment and business services.

Recent Accounting Pronouncements

In September 2006, the United States Securities and Exchange Commission (“SEC”), adopted SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” This SAB provides guidance on the consideration of the effects to prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each of the company’s balance sheet and statement of operations financial statements and the related financial statement disclosures. The SAB permits existing public companies to record the cumulative effect of initially applying this approach in the first year ending after November 15, 2006 by recording the necessary correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. Additionally, the use of the cumulative effect transition method requires detailed disclosure of the nature and amount of each individual error being corrected through the cumulative adjustment and how and when it arose. The Company is currently evaluating the impact, if any, that SAB 108 may have on the Company’s results of operations or financial position.

ITEM 3.  DESCRIPTION OF PROPERTY

Our offices are currently located at 302 Creekside Ct. E., Huntertown, Indiana 46748, the home of Mr. Lettau, our sole officer and director. Mr. Lettau does not receive any remuneration for the use of his home, but is entitled to receive $3,000 per month for his services for at least three months (pro-rated for any partial month) commencing July 27, 2007. In the future we anticipate requiring additional office space and additional personnel; however it is unknown at this time how much space or how many individuals will be required.

ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table presents information, to the best of IAG’s knowledge, about the beneficial ownership of its common stock on July 27, 2007, held by those persons known to beneficially own more than 5% of its capital stock and by its directors and executive officers. The percentage of beneficial ownership for the following table is based on 69,963,360 shares of common stock outstanding as of July 27, 2007.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the shareholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the shareholder has a right to acquire within 60 days after July 27, 2007 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Name of Directors, Officers, & Beneficial Holders	Number of Shares	Percent Of Class (2)
Mr. Matt Lettau 302 Creekside Ct. E. Huntertown, Indiana 46748	0	0%

All Directors & Officers as a Group	0	0%

Dr. Hu a kang Zhou 18 Kimberly Ct. East Hanover, NJ 07936	41,270,000	59%

(1)

“Beneficial ownership” means the sole or shared power to vote or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of or to direct the disposition of, a security).  In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days from July 27, 2007.

(2)

Figures are rounded to the nearest tenth of a percent

Changes in Control

We have no letters of intent or definitive agreements for arrangements that would result in a change in control.  However, our controlling shareholder intends for the Company to consummate a reverse acquisition with China Renyuan or another private company. The consummation of such a transaction would almost certainly result in the change in control of the Company.

ITEM 5.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERNANCE; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our Management

The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected.  The officers serve at the pleasure of the Board of Directors.  Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. Information as to our current director and executive officer is as follows:

NAME	AGE	POSITION
Matt Lettau	41	President, Secretary, Treasurer, Director

Mr. Matt Lettau has been the President, Secretary, Treasurer and Director since founding IAG in January 2004. From 1991 to January 2004, Mr. Lettau was employed by The Bob Rohrman Group as Manager and worked on developing service and sales. The Bob Rohrman Group is a privately owned automotive group with 26 automotive dealerships. Mr. Lettau’s duties included Service and Parts director at Fort Wayne Acura, Subaru and General Sales Manager at Fort Wayne Nissan, Infiniti, and Kia. In addition Mr. Lettau was in charge of the Parts and Service at the Groups Nissan dealership.

Other Control Persons.

Dr. Hu a kang Zhou is chairman of the board of Warner Technology and Investment Corp. ("Warner") a company which provides international consulting services. Warner is licensed with the Chinese government as an official host for Chinese government officials and business executives in the US. Since 1999, Warner has been one of a few consulting firms that has assisted Chinese private companies to go public in the U. S. In 1989 Dr. Zhou received a Ph.D. degree in Operations Research from Polytechnic University of New York, Brooklyn.

ITEM 6.  EXECUTIVE COMPENSATION

Executive Compensation

Prior to July 27, 2007, Mr. Lettau provided services to us without compensation as a result of the stock position Mr. Lettau held in IAG.  For at least three months commencing on July 27, 2007, Mr. Lettau is entitled to $3,000 per month for his services pursuant to the terms of the restated Stock Purchase Agreement entered into between Mr. Lettau, Dr. Zhou and the Company on July 27, 2007.

As a result of having only one officer and director that has not received any compensation for the fiscal 2006 year, we have omitted the Summary Compensation Table, Equity Awards Table, and Director Compensation Table.

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person associated with the Company which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Compensation Committee

For the year ended December 31, 2006, IAG did not have a compensation committee as a result of not providing any compensation to our sole officer and director.  Additionally, we elected not to have a Compensation Committee in that we are a development stage company with limited operations and resources.

ITEM 7.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; DIRECTOR INDEPENDENCE

Matt Lettau

During January 2004, Mr. Lettau received 41,270,000 shares of common stock, at a price of $0.001 per share, which were issued for services rendered by Mr. Lettau. Mr. Lettau is the sole officer, director, and promoter of IAG.

Pursuant to the restated Stock Purchase Agreement entered into between Mr. Lettau, Dr. Zhou and the Company on July 27, 2007, for at least three months commencing on July 27, 2007 Mr. Lettau will be entitled to receive $3,000 per month for his services to the Company during this period.  During this three month period, Mr. Lettau will continue to prepare and file all reports required to be filed by the Company for so long as Dr. Zhou requests and shall also provide such additional assistance with the business and affairs of the Company as Dr .. Zhou or the Company may request from time to time.

ITEM 8.  DESCRIPTION OF SECURITIES

Common Stock

Our Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock, $0.001 par value per share, of which 69,963,630 shares were outstanding as of July 27, 2007. Holders of common stock have cumulative voting rights pursuant California law. Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the board of directors in its discretion, from funds legally available to be distributed. In the event of a liquidation, dissolution or winding up of IAG, the holders of shares of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

Transfer Agent

The transfer agent for the common stock is Madison Stock Transfer, 1688 E. 6th St., Floor 1, Room 7, Brooklyn, New York, 11229.

PART II

ITEM 1.  MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

. Below are the high and low closing bid prices of our common stock for the periods shown, as obtained from the National Quotation Bureau that compiles quote information reported on the National Association of Securities Dealers' composite feed or other qualified inter-dealer quotations' media and from other public sources. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.   Our common shares currently trade on the National Association of Securities Dealers ("NASD") OTC Bulletin Board ("OTCBB") under the symbol "IAGR.OB".  IAG’s Stock was approved for trading on the OTCBB on January 8, 2007 and commenced trading on February 9, 2007.  Prior to that there was no public market for our securities

	High	Low
Fiscal Year 2007
Second Quarter (April 1, 2007 to June 30, 2007)	$0.045	$0.011
First Quarter (January 1, 2007 to March 31, 2007)	$0.31	$0.042

Holders of Common Stock

As of June 30, 2007, we had 69,963,630 shares of common stock issued and outstanding, held by approximately 47 stockholders of record.  One of our holders of records is Cede & Co., a depository that holds shares of stock for a multitude of beneficial owners. Accordingly, it is impossible for us to determine exactly how many beneficial stockholders we actually have.

Dividends

We have never declared or paid dividends on our Common Stock.  We intend to follow a policy of retaining earnings, if any, to finance the growth of the business and do not anticipate paying any cash dividends in the foreseeable future.  The declaration and payment of future dividends on the Common Stock will be the sole discretion of the Board of Directors and will depend on our profitability and financial condition, capital requirements, statutory and contractual restrictions, future prospects and other factors deemed relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We currently do not maintain any equity compensation plans.

ITEM 2.  LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us, which may materially affect us.

ITEM 3.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

During fiscal year 2005, the Company appointed Jaspers + Hall, PC as the Company's independent accountant for the year ending December 31, 2004, replacing the Company’s former independent accountant, Beckstead & Watts, LLP. This change in accountants was recommended by the Company's Executive Management and approved by the Company's Board of Directors. During fiscal 2004 and during the portion of 2005 preceding the Board's decision, neither the Company, nor anyone engaged on its behalf, had consulted with Jasper + Hall, PC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). As the principal accountant, Jaspers + Hall, PC expressed no reliance on any reports generated by the prior accountants.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Beckstead and Watts, LLP, as the independent accountants of the Company.

ITEM 4.  RECENT SALES OF UNREGISTERED SECURITIES.

The Company has not sold any unregistered securities within the past three years.

ITEM 5.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our Articles of Incorporation limit the liability of our directors. As permitted by California law, our directors will not be liable to us for monetary damages arising from a breach of their fiduciary duty as directors in certain circumstances. This limitation does not affect liability for any breach of a director’s duty to us or our stockholders (i) with respect to approval by the director of any transaction from which he or she derives an improper personal benefit, (ii) with respect to acts or omissions involving an absence of good faith, that the director believes to be contrary to the best interests of our company or our stockholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitute an unexcused pattern or inattention that amounts to an abdication of his or her duty to our company or our stockholders, or that show a reckless disregard for duty to our company or our stockholders in circumstances in which he or she was, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to our company or our stockholders, or (iii) based on transactions between our company and our directors or another corporation with interrelated directors or based on improper distributions, loans or guarantees under applicable sections of California Law. This limitation of directors’ liability also does not affect the availability of equitable remedies, such as injunctive relief or rescission.

We have been advised that it is the position of the Commission that insofar as the provision in our Articles of Incorporation, as amended, may be invoked for the limitation of liabilities arising under the Securities Act, the provision is against public policy and is therefore unenforceable.

Financial Statements and Other Information

Financial statements for the Company covering the last two completed fiscal years and the quarter ended March 31, 2007 are available in our Annual Report on Form 10-KSB for our fiscal year ended December 31, 2006 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007, as filed with the SEC.  Exhibits and other information that may be required by Form 10-SB is also included in these filings.

Item 9.01 – Exhibits

(c) Exhibit.

Exhibit Number	Exhibit Title of Description
10.1	Stock Purchase Agreement, between Huakang Zhou and Matt Lettau, dated June 29. 2007
10.2	Stock Purchase Agreement, between Huakang Zhou and Matt Lettau, dated July 27. 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                INTERNET ACQUISITION GROUP, INC.

By:_ /S/ MATT LETTAU____________

Matt Lettau, Chief Executive Officer

         Date: August 2, 2007